UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Institutional Concentrated International Equity Fund	April 30, 2011

Highlights

• International stock markets were volatile but posted solid returns for the six-month period ended April 30, 2011.

• Your fund generated a double-digit gain for the reporting period but modestly trailed the MSCI EAFE Index due to stock selection.

• The portfolio is considered “concentrated” and will typically invest in a relatively small number of holdings. This means it may invest a greater portion of its assets in a single company or sector than is permitted in a “diversified” fund.

• While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection drives our decision-making.

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Concentrated International Equity Fund

Dear Investor

We are pleased to report solid results for the six months ended April 30, 2011. The fund’s returns benefited from dollar weakness and adherence to our disciplined stock selection process. Because we manage a concentrated portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. Our investment style attempts to discern whether expectations as priced by the market are correct. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time.

The Institutional Concentrated International Equity Fund returned 11.91% in the six months ended April 30, 2011. As shown in the Performance Comparison table, the fund trailed the benchmark MSCI EAFE (Europe, Australasia, and Far East) Index. In the past six months, we did a good job of selecting stocks in Japan and the U.K., but stock selection detracted from our relative results in the Pacific ex Japan region. The portfolio remains broadly diversified across sectors. Stock selection benefited relative performance in health care and telecommunication services but detracted from results in consumer staples and financials.

Portfolio Strategy

The fund seeks to generate long-term capital appreciation through investments in stocks of non-U.S. companies. Under normal circumstances, the fund will invest at least 80% of its net assets in the stocks of non-U.S. companies and no more than 15% of assets will be invested in companies domiciled in emerging markets. We expect this concentrated portfolio to hold between 40 and 60 stocks. We look for companies that have a favorable combination of fundamentals, earnings potential, and relative valuation without a preference for growth or value.

Our core investment belief is that the market is inherently inefficient and focused on the short term, meaning securities are often mispriced. These inefficiencies manifest themselves through valuation anomalies and flawed perception of the magnitude and duration of a company’s growth. Our role, through disciplined fundamental research, is to identify superior investment opportunities by exploiting these pricing anomalies.

We work with our industry analysts, as well as other T. Rowe Price portfolio managers, to find companies that fit these criteria. We look for the best stocks wherever we may find them rather than employing a regional, country, or sector focus. The portfolio’s composition is determined by the following considerations.

• A focus on the companies in which we have the highest conviction.

• A target holding period of two to three years.

• Position sizes determined by risk/reward characteristics.

• Diversification across regions, countries, and sectors.

• Active risk controls that include a sell discipline based on analyst downgrades, achieving target prices, and forced displacement (such as mergers or acquisitions).

In general, concentrated portfolios tend to exhibit greater volatility than more broadly diversified portfolios. These divergences will also show up in our short-term comparisons with broad-based benchmarks—an inevitable characteristic of managing a concentrated portfolio. That said, we are long-term investors, and we will attempt to use short-term volatility as an opportunity. Stock selection dictates portfolio construction. Although we do not turn a blind eye to regional, country, and sector allocations, we will wind up with overweights and underweights compared with the benchmark as we attempt to exploit favorable themes and avoid taking undue risk.

Market Review

The single most notable event during the past six months was the earthquake and tsunami that struck Japan on March 11, 2011, and caused significant damage to the Fukushima nuclear plant. Japanese equities lagged other developed markets in the period. The catastrophe led to a brief but severe global sell-off as investors assessed the impact of the disaster on the world economy. However, at the end of the six-month reporting period, most Pacific Rim stock markets were higher. While the natural disaster in Japan was a large human tragedy, we do not believe it will prove to be as much of an economic setback for Japan as many feared.

In Europe, robust economic data and corporate profits drove equity returns. However, the sovereign debt crisis in peripheral countries continues, and markets are likely to be volatile until we reach clarity on a solution and the ultimate consequences. Emerging markets generally trailed developed markets due to concerns about monetary tightening as governments attempt to cool inflation, which has led to sharp rises in food and energy costs. Other geopolitical events also contributed to volatility during the period. Antigovernment protests and violence across the Middle East and North Africa drove oil to over $100 per barrel in March. The sharp rise in oil prices was largely due to fears about possible supply disruptions and added to volatility and risk aversion in general.

Portfolio Positioning and Review

As a general rule, growth managers tend to think the growth outlook is better than what is being priced in by the market, and value managers take the position that the market is underestimating a company’s true worth. We are not compelled or constrained to side with one or the other. We want to buy these companies when they are trading at a discount to their intrinsic value as measured by cash flows or net assets. Our investment style attempts to discern whether expectations as priced by the market are correct. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time. Ultimately, the fund’s strategy relies on our research analysts’ focus and ability to pick long-term winners.

We currently have overweight allocations in consumer staples and telecommunication services—we are finding solid companies trading at what we think are discount valuations because of an overly pessimistic outlook. On a country level, we have a significant overweight in Japan, and this has been a headwind for the strategy in recent months because of the earthquake and tsunami. However, we have maintained most of our positions and increased our allocations selectively in companies that had corrected beyond what we believe are dictated by fundamentals. We try to be opportunistic. When markets become irrational, we attempt to be contrarians—becoming greedier when others are fearful—a strategy that has paid off as most of our Japanese holdings have bounced back nicely.

In the past six months, our best-performing sectors were health care and telecommunication services. At the beginning of the period, we invested in large-cap health care companies where we found extremely compelling valuations coupled with solid fundamentals. Because we liked the risk/reward profile of these investments, we took corresponding large stakes. Several of these investments paid off handsomely over the past six months, especially Smith & Nephew and Sanofi-Aventis. In telecom services, we made a conscious decision to invest in emerging markets companies where the outlook for subscriber growth is driving long-term value creation. China Unicom, MTN Group, and Millicom International Cellular all contributed positively to performance. We also added a new position in Nippon Telegraph & Telephone. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the consumer staples sector, we took some profits but maintained positions in companies with strong future prospects, such as Kirin Holdings and Japan Tobacco. Both stocks continue to trade at a significant discount to our assessment of underlying value and their international peers. We eliminated our position in Nestle, taking profits because we believed that there is only marginal upside potential remaining. We also closed out unprofitable positions in Danone and China Huiyuan Juice.

The portfolio remained underweight in financials and materials. Although financials is the portfolio’s largest sector allocation, we were significantly underweight to Australian banks. In Australia, we are not comfortable with the valuations, funding position, or earnings outlook within the industry. This positioning detracted from our relative performance over the past six months. However, our largest portfolio holding at the end of the reporting period was Bank Sarasin & Cie, a Switzerland-based private bank that is taking market share in a growing industry—as reflected in its recent results and strong asset inflows.

In the materials sector, we struggle with uncertainties surrounding commodity prices. We wonder to what extent quantitative easing has been driving up commodity prices rather than real demand. As I write this letter, commodity stocks have begun correcting, and we are selectively adding to positions where we see extreme price movements, which has narrowed our underweight position.

From a country perspective, we have maintained large overweight positions in Japan and the U.K., where we are finding great opportunities and have benefited from stock selection. Our largest country underweight remains France. This is purely the result of bottom-up stock selection. We own none of the large benchmark names, such as Total, BNP, or GDF Suez, which hurt our relative performance over the last six months.

Investment Outlook

The same concerns that were at the forefront of investors’ minds at the beginning of the reporting period were still with us at the end—namely, high government debt and inflation. In Europe, peripheral economies have accepted financial packages to see them through this difficult period, but we fear that debt restructuring is inevitable. In the U.S., quantitative easing continues, and we remain concerned about the excess liquidity being pumped into international markets. Higher commodity prices are starting to take a toll on company margins and could contribute to weaker global economic growth and equities. We are in the early stages of a concerted global effort aimed at reducing liquidity and closing the monetary spigots—many central banks have already started to raise interest rates. I agree with Milton Freidman who asserted, “Inflation is always and everywhere a monetary phenomenon,” and to fight it requires a tightening of monetary conditions—in other words, higher costs to borrow money.

We don’t claim to know what markets will do in the short term. Therefore, we intend to stick to our knitting—finding great companies at attractive valuations—and believe that there are ample opportunities for long-term, fundamental investors. In our view, valuations are no longer a one-way bet, and earnings growth will be harder to achieve given rising input costs, slower global growth, and the headwinds of rising interest rates. However, we are still finding great investment ideas and are committed to working diligently on your behalf to buy and hold these investments.

Looking ahead, we believe that strong fundamental research and bottom-up stock selection will be critical to investment success. Thank you for your confidence in our efforts.

Respectfully submitted,

Federico Santilli
Chairman of the Investment Advisory Committee

May 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated International Equity Fund

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2011 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/11	Value 10/31/10
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	$ –	$ 264	$ 461
Totals			$ –	$ 264	$ 461

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ $264
Dividend income	–
Interest income	–
Investment income	$ –
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,226)	$	8,155
Receivable for investment securities sold		95
Dividends and interest receivable		28
Cash		25
Due from affiliates		13
Other assets		142
Total assets		8,458
Liabilities		
Due to affiliates		10
Other liabilities		97
Total liabilities		107
NET ASSETS	**$**	**8,351**
Net Assets Consist of:		
Undistributed net investment income	$	44
Accumulated undistributed net realized gain		377
Net unrealized gain		930
Paid-in capital applicable to 700,000 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		7,000
NET ASSETS	**$**	**8,351**
NET ASSET VALUE PER SHARE	**$**	**11.93**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/11
Investment Income (Loss)	
Dividend income (net of foreign taxes of $6)	$ 92
Expenses	
Investment management	25
Prospectus and shareholder reports	2
Custody and accounting	69
Registration	13
Legal and audit	22
Directors	2
Insurance	6
Reductions of fees and expenses	
Investment management fees waived	(25)
Expenses reimbursed by manager	(85)
Total expenses	29
Net investment income	63
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	380
Foreign currency transactions	(2)
Net realized gain	378
Change in net unrealized gain on securities	445
Net realized and unrealized gain	823
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 886**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Concentrated International Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/11	7/27/10 Through 10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 63	$ 23
Net realized gain	378	76
Change in net unrealized gain	445	485
Increase in net assets from operations	886	584
Distributions to shareholders		
Net investment income	(42)	–
Net realized gain	(77)	–
Decrease in net assets from distributions	(119)	–
Capital share transactions*		
Shares sold	–	7,000
Net Assets		
Increase during period	767	7,584
Beginning of period	7,584	–
End of period	**$ 8,351**	**$ 7,584**
Undistributed net investment income	44	23
*Share information		
Shares sold	–	700

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated International Equity Fund
April 30, 2011 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated International Equity Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 27, 2010. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $3,732,000 and $3,769,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2011, the cost of investments for federal income tax purposes was $7,226,000. Net unrealized gain aggregated $930,000 at period-end, of which $1,009,000 related to appreciated investments and $79,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $25,000 were waived and expenses in the amount of $85,000 were reimbursed by Price Associates during the six months ended April 30, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $151,000 remain subject to repayment at April 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 100% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or materially to change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and since-inception returns and compared these returns with the fund’s benchmark and certain comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and in light of the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. Under the Contract, the fund pays a fee to the Advisor based on the fund’s average daily net assets. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board concluded that, based on the profitability data it reviewed and the fund’s limited operating history, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee rate that resulted from applicable fee waivers or expenses paid by the Advisor) and total expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered and in light of the fund’s limited operating history, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011